UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2009

Virage Logic Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-31089	77-0416232
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

47100 Bayside Parkway
Fremont, California	94538
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (510) 360-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.

Virage Logic Corporation, a Delaware corporation (the “Company”), previously reported on a Current Report on Form 8-K filed on October 14, 2009 that the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with NXP B.V., a limited liability company incorporated in the Netherlands (“NXP”), pursuant to which the Company would (1) acquire certain assets from NXP (the “Assets”), (2) assume liabilities relating to former employees of NXP hired by the Company that arise after the closing of the Acquisition (as defined below) and (3) subject to certain conditions, acquire certain rights and assume certain liabilities of NXP under contracts related to the Assets (together, the “Acquisition”).  On November 16, 2009, pursuant to the terms of the Asset Purchase Agreement, the Company and NXP closed the Acquisition.  At the closing, the Company entered into the following material definitive agreements, pursuant to the terms of the Asset Purchase Agreement, which were previously filed with the Company’s Current Report on Form 8-K/A (Amendment No. 2) filed on November 9, 2009 (the “Material Ancillary Agreements”):

  an Intellectual Property Transfer and License Agreement among NXP, the Company and VL C.V., a subsidiary of the Company, a Technology Services Agreement between the Company and NXP, and a Master License Agreement between the Company and NXP.

There are no material relationships among the Company and NXP or any of their respective affiliates, other than with respect to the Asset Purchase Agreement and the ancillary agreements related thereto including the Material Ancillary Agreements.

Pursuant to the instructions of the Securities and Exchange Commission (the “SEC”), the Company furnished an unaudited pro forma condensed combined balance sheet reflecting the Acquisition with its Current Report on Form 8-K/A (Amendment No. 1) filed on November 2, 2009, in lieu of the historical and pro forma financial information that would otherwise be required by Item 3-05 of Regulation S-X. In connection therewith, the Company received an exemption from the SEC from the financial statements requirement of Item 9.01(a) of Form 8-K and from the remaining unaudited pro forma financial information requirements of Item 9.02(b) of Form 8-K.

In the Acquisition, the Company assumed certain commitments from NXP which are not included in the unaudited pro forma condensed combined balance sheet as of June 30, 2009.  Some of these assumed commitments, including those under contracts for the services of consultants in the Czech Republic, the lease of equipment and office space and the use of third party software, require settlement in cash in the short term.  In some cases the Company’s assumption of these commitments is subject to the consent of the contractual counterparties to NXP, which has not yet been obtained.  Assuming all such consents are obtained, expected cash payments under these contracts approximate $3.0 million in fiscal 2010 and $2.6 million in fiscal 2011.  The Company will also need to expend cash to cover the cost of operating our business using the Assets and the employees the Company hired from NXP.   These costs include facilities, employee benefits and related costs, and are not considered liabilities assumed at the acquisition date.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Asset Purchase Agreement, the Company issued 2,500,000 shares of its common stock to NXP on November 16, 2009 in consideration for the Assets.  Please see Items 1.01 and 2.01 above for more detail on the Acquisition and the Assets.

The Company and NXP are relying on Rule 506 of Regulation D, promulgated under the Securities Act of 1933, to provide an exemption from registration for the issuance of such common stock to NXP.  Pursuant to the Asset Purchase Agreement, NXP is the sole purchaser of such common stock, and NXP has represented that it is an “accredited investor” as defined in Regulation D.

Item 7.01	Regulation FD Disclosure.

On November 17, 2009, the Company issued a press release regarding the closing of the Acquisition, which is attached hereto as Exhibit 99.1.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 17, 2009.

Forward Looking Statements

Any statements in this Current Report on Form 8-K and the exhibit hereto about the Company’s expectations, beliefs, plans, objectives, assumptions or future events or performance, including with respect to the Acquisition, and any assumptions underlying such statements, are not historical facts and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are often, but not always, made through the use of words such as “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “guarantee” and “enable.”  Forward-looking statements also include statements concerning the plans and objectives of the Company’s management for future operations, including plans or objectives relating to its products or services and the Assets and NXP employees to be hired by the Company, statements regarding the timing of product releases, and the assumptions underlying or relating to all such statements.  Actual results could differ materially from those predicted by these forward-looking statements.  Forward-looking statements are not guarantees of performance.  They involve known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied.  Some of these risks, uncertainties and assumptions include, but are not limited to, (1) the amounts of the costs, fees, expenses, charges and liabilities relating to the Acquisition; (2) the failure of the Company to successfully integrate the Assets and former NXP employees hired by the Company with the Company’s own operations; and (3) the failure of the Company to achieve the cost savings and other synergies it expects to realize from the Acquisition.

The foregoing list sets forth some, but not all, of the factors that could affect the Company’s ability to achieve results described in any forward-looking statements.  For additional information about risks and uncertainties the Company faces and a discussion of its financial statements and footnotes, see the documents the Company files with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and all subsequent periodic reports.  The Company assumes no obligation and expressly disclaims any duty to update forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of subsequent events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 20, 2009	VIRAGE LOGIC CORPORATION

By: /s/ Brian Sereda
Brian Sereda
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 17, 2009.